Contractual Commitments	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Contractual Commitments

Note 15 Contractual Commitments

In the further development and operation of our commercial global communications satellite system, significant additional expenditures are anticipated. In connection with these and other expenditures, we have a significant amount of long-term debt, as described in “Note 12—Long-Term Debt.” In addition to these debt and related interest obligations, we have expenditures represented by other contractual commitments. The additional expenditures as of December 31, 2016 and the expected year of payment are as follows (in thousands):

	Satellite Construction and Launch Obligations	Satellite Performance Incentive Obligations	Horizons-3 Satellite LLC Contribution Obligations(1)	Operating Leases	Sublease Rental Income	Customer and Vendor Contracts	Total
2017	$482,546	$44,878	$21,700	$14,304	$(410)	$118,672	$681,690
2018	234,238	34,147	36,400	13,795	(407)	47,327	365,500
2019	121,925	32,224	4,600	13,597	(355)	41,157	213,148
2020	32,269	32,150	11,700	13,128	(263)	17,336	106,320
2021	30,682	31,354	13,300	12,954	(48)	870	89,112
2022 and thereafter	47,814	187,459	74,700	106,357	(184)	—	416,146

Total contractual commitments	$949,474	$362,212	$162,400	$174,135	$(1,667)	$225,362	$1,871,916

(1)	See Note 10(b)—Investments—Horizons-3 Satellite LLC.

(a) Satellite Construction and Launch Obligations

As of December 31, 2016, we had approximately $949.5 million of expenditures remaining under our existing satellite construction and launch contracts. Satellite launch and in-orbit insurance contracts related to future satellites to be launched are cancelable up to thirty days prior to the satellite’s launch. As of December 31, 2016, we did not have any non-cancelable commitments related to existing launch insurance or in-orbit insurance contracts for satellites to be launched.

The satellite construction contracts typically require that we make progress payments during the period of the satellites’ construction. The satellite construction contracts contain provisions that allow us to terminate the contracts with or without cause. If terminated without cause, we would forfeit the progress payments and be subject to termination payments that escalate with the passage of time. If terminated for cause, we would be entitled to recover any payments we made under the contracts and certain liquidated damages as specified in the contracts.

(b) Satellite Performance Incentive Obligations

Satellite construction contracts also typically require that we make orbital incentive payments (plus interest as defined in each agreement with the satellite manufacturer) over the orbital life of the satellite. The incentive obligations may be subject to reduction or refund if the satellite fails to meet specific technical operating standards. As of December 31, 2016, we had $362.2 million of satellite performance incentive obligations, including future interest payments.

(c) Operating Leases

We have commitments for operating leases primarily relating to equipment and office facilities, including our U.S. Administrative Headquarters in McLean, Virginia. As of December 31, 2016, the total obligation related to operating leases, net of sublease income on leased facilities and rental income, was $172.5 million. Rental income and sublease income are included in other expense, net in the accompanying consolidated statements of operations.

Total rent expense for the years ended December 31, 2014, 2015 and 2016, was $13.0 million, $14.9 million and $14.0 million, respectively.

(d) Customer and Vendor Contracts

We have contracts with certain customers that require us to provide equipment, services and other support during the term of the related contracts. We also have long-term contractual obligations with service providers primarily for the operation of certain of our satellites. As of December 31, 2016, we had commitments under these customer and vendor contracts which totaled approximately $225.4 million related to the provision of equipment, services and other support.